EXHIBIT 10.1

FIFTH AMENDMENT TO LOAN AGREEMENT

ENTERED INTO by and between HEALTHSTREAM, INC., a Tennessee corporation (the “Borrower”), and SUNTRUST BANK, a Georgia state banking corporation (the “Lender”), as of this 19th day of July, 2012.

RECITALS:

1. The Borrower and the Lender entered into a Loan Agreement dated July 21, 2006, as amended by that certain First Amendment to Loan Agreement dated February 16, 2007, as amended by that certain Second Amendment to Loan Agreement dated July 23, 2007, as amended by that certain Third Amendment to Loan Agreement dated July 17, 2009, and as amended by that certain Fourth Amendment to Loan Agreement dated March 30, 2011 (as amended, the “Loan Agreement”).

2. The Borrower and the Lender desire to amend the Loan Agreement as provided in this amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Borrower and the Lender agree as follows:

1. The definition of “Revolving Note” as used in Section 8.1 of the Loan Agreement shall be amended and restated in its entirety as follows:

“Revolving Note” means that certain Revolving Credit Note dated July 21, 2006 issued by the Borrower to the order of Lender in the original principal amount of up to $7,000,000, as amended and increased to $10,000,000 pursuant to that certain First Amendment to Revolving Credit Note dated February 16, 2007, as amended and increased to $15,000,000 pursuant to that certain Second Amendment to Revolving Credit Note dated July 23, 2007, as amended pursuant to that certain Third Amendment to Revolving Credit Note dated July 17, 2009, as amended and increased to $20,000,000 pursuant to that certain Fourth Amendment to Revolving Credit Note dated March 30, 2011, and as amended pursuant to that certain Fifth Amendment to Revolving Credit Note dated July 19th, 2012, as such may be amended from time to time.

2. The definition of “Revolving Note Maturity Date” shall be amended and restated as follows:

“Revolving Note Maturity Date” means the earlier of: (a) July 21, 2014, (b) the occurrence of any event described in Section 6.1(d) or Section 6.1(e) hereof; or (c) Lender’s acceleration of the Indebtedness following the occurrence of an Event of Default.

3. The Loan Agreement is not amended in any other respect.

4. The Borrower affirms its obligations under the Loan Agreement, as amended hereby, and the Borrower agrees that such obligations are its valid and binding obligations, enforceable in accordance with its terms, subject to no objection, counterclaim, or defense.

5. The Borrower affirms that no Default or Event of Default exists. The Borrower reaffirms all of the representations and warranties contained in Article II of the Loan Agreement, and the Borrower affirms that each of such representations and warranties remain true and correct in all material respects as of the date of this Fifth Amendment to Loan Agreement, excluding representations and warranties that by their express terms are limited to a specific date.

6. Lender’s obligations to enter into this Fifth Amendment to Loan Agreement are subject to receipt by Lender of the following: (i) fully executed Fifth Amendment to Loan Agreement, (ii) fully executed Fifth Amendment to Revolving Credit Note, (iii) a certificate of good standing of Borrower containing no matter objectionable to Lender, and (iv) payment by Borrower to Lender of a non-refundable commitment fee of ten (10) basis points per annum and all of Lender’s costs and expenses incurred in connection with the transaction evidenced hereby.

ENTERED INTO as of the date first written above.

BORROWER:

HEALTHSTREAM, INC.

By: /s/ Gerard M. Hayden, Jr.
Gerard M. Hayden, Jr.
Senior Vice President and
Chief Financial Officer

LENDER:

SUNTRUST BANK

By: /s/ Jason Reierson
Title: FVP

AGREED TO AND ACCEPTED BY:

GUARANTORS (by signing below
the Guarantors affirm that each
Guarantor has consented to and
approved the Loan Agreement, as
defined herein, and as amended
hereby):

THE JACKSON ORGANIZATION,
RESEARCH CONSULTANTS, INC.

By: /s/ Gerard M. Hayden, Jr.
Title: Senior Vice President and Chief Financial Officer

HEALTHSTREAM ACQUISITION I, INC.

By: /s/ Gerard M. Hayden, Jr.
Title: Senior Vice President and Chief Financial Officer

HEALTHSTREAM ACQUISITION II, INC.

By: /s/ Gerard M. Hayden, Jr.
Title: Senior Vice President and Chief Financial Officer

DATA MANAGEMENT & RESEARCH, INC.

By: /s/ Gerard M. Hayden, Jr.
Title: Senior Vice President and Chief Financial Officer